SCHEDULE OF PREPAYMENTS AND OTHER RECEIVABLES NET (Details) - Youlife International Holdings Inc [Member] ¥ in Thousands, $ in Thousands	Dec. 31, 2024 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Restructuring Cost and Reserve [Line Items]
Other receivables	$ 25,902	¥ 189,066	$ 26,501	¥ 188,154	¥ 76,780
Less: allowance for credit loss of other receivables	(3,913)	(28,565)	(6,012)	(42,683)	(57,146)
Prepayments	9,988	72,904	10,199	72,414	25,972
Deposits	1,031	7,524	953	6,762	6,711
Prepayment, other receivables and other assets, net	34,044	248,494	31,641	224,647	52,317
Less: balances net of the discontinued operations			(5,026)	(35,686)	(8,322)
Prepayment, other receivables other, net of the continued operations	34,044	248,494	$ 26,615	188,961	¥ 43,995
Deductible input VAT	$ 1,036	¥ 7,565